UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

AFFINITY GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3755 Breakthrough Way, Suite 300, Las Vegas, NV  89135

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 341-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Other Information.

On May 14, 2012, Affinity Gaming, LLC issued a press release announcing its consolidated operating results for the three months ended March 31, 2012.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

The following exhibits are furnished herewith.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GAMING, LLC

Date: May 15, 2012	By:	/s/ JOHN CHRISTOPHER KRABIEL
John Christopher Krabiel
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 14, 2012.